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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20459
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
FULTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-010587	23-2195389

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)
(717) 291-2411

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 17, 2006 Fulton Financial Corporation announced its results of operations for the fourth quarter ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated January 17, 2006.
99.2	Supplemental financial information for the quarter and year ended December 31, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FULTON FINANCIAL CORPORATION

Date:	January 17, 2006	/s/	Charles J. Nugent

Charles J. Nugent
Senior Executive Vice President and
Chief Financial Officer